Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. § 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of ABIOMED, Inc., (the “Company”) for the quarter ended December 31, 2019, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned Chairman, President and Chief Executive Officer and Vice President and Chief Financial Officer of the Company, certifies, to the best knowledge and belief of said signatory, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ MICHAEL R. MINOGUE	/s/ TODD A. TRAPP
Michael R. Minogue Chairman, President and Chief Executive Officer (Principal Executive Officer)	Todd A. Trapp Vice President and Chief Financial Officer (Principal Financial Officer)
Date: February 6, 2020	Date: February 6, 2020